UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to Rule 14a-12


                           Packard BioScience Company
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                (Name of Registrant as Specified In Its Charter)


                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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     4) Date Filed:

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


FOR IMMEDIATE RELEASE
---------------------
August 21, 2001


                       PERKINELMER AND PACKARD BIOSCIENCE
                       ----------------------------------
             ANNOUNCE ANTICIPATED SCHEDULE FOR PROPOSED ACQUISITION
             ------------------------------------------------------


BOSTON, MASS. AND MERIDEN, CONN... PerkinElmer, Inc. (NYSE: PKI), a leading provider of life sciences solutions, and Packard BioScience Company (NASDAQ:
PBSC), a global developer, manufacturer and marketer of drug discovery tools, jointly announced today that on August 27, 2001, they expect to mail to their respective stockholders their Joint Proxy Statement/Prospectus relating to PerkinElmer's proposed acquisition of Packard BioScience. PerkinElmer expects to hold its Special Meeting of Stockholders on September 26, 2001, and Packard BioScience expects to hold its Special Meeting of Stockholders on September 27, 2001. Accordingly, subject to approval of PerkinElmer and Packard BioScience stockholders, as well as customary closing conditions and regulatory approvals, PerkinElmer and Packard BioScience expect the transaction to close during the fourth quarter of 2001.

PerkinElmer and Packard BioScience also announced today that the Federal Trade Commission (FTC) has requested additional information regarding the transaction. PerkinElmer and Packard BioScience each said that it will comply with this second request as expeditiously as practicable in order to complete the transaction. PerkinElmer's acquisition of Packard BioScience is conditioned upon, among other things, the expiration or earlier termination of the applicable waiting period under the Hart Scott Rodino Act. Unless terminated earlier, the waiting period will expire at 11:59 p.m., Eastern Time, on the thirtieth calendar day (or the next business day if that day falls on a weekend or is a holiday) after the date on which PerkinElmer and Packard BioScience have substantially complied with the FTC's request for additional information.



IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC


On August 17, 2001, PerkinElmer filed with the SEC an amendment to its Registration Statement on Form S-4 relating to PerkinElmer's proposed acquisition of Packard BioScience. The Registration Statement and the Joint Proxy Statement/Prospectus included in the Registration Statement contain important information about PerkinElmer, Packard BioScience, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully.


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PERKINELMER AND PACKARD BIOSCIENCE ANNOUNCE ANTICIPATED SCHEDULE FOR PROPOSED
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Investors and security holders may obtain free copies of the Registration
Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by PerkinElmer and Packard BioScience through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from PerkinElmer by contacting Diane Basile at (781) 431-4306 or from Packard BioScience by contacting Wayne Richardson at (203) 639-2266.


PerkinElmer and Packard BioScience, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement relating to the proposed acquisition. Information regarding PerkinElmer's and Packard BioScience's directors and executive officers is contained in the Registration Statement and the Joint Proxy Statement/Prospectus.



SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS


Statements in this press release regarding the proposed transaction between PerkinElmer and Packard BioScience, the expected timetable for completing the transaction, and any other statements about PerkinElmer or Packard BioScience management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause PerkinElmer's actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction; the ability of PerkinElmer to successfully integrate Packard BioScience's operations and employees; the ability of PerkinElmer to realize anticipated synergies and cost savings from the transaction; a downturn in PerkinElmer's customers' markets or in general economic conditions; PerkinElmer's failure to introduce new products in a timely manner; economic, political and other risks associated with PerkinElmer's international sales and operations; difficulties integrating technologies, displacement by introduction of new technology; operations and personnel of recent acquisitions; competition from third parties, including pricing pressure; governmental regulation; and PerkinElmer's level of debt and the possible incurrence of additional debt in the future and other important factors that may affect actual results which are discussed in detail under the caption "Risk Factors" in the Registration Statement. There are many factors that could cause Packard BioScience's actual results to differ materially from those indicated by such forward-looking statements, Packard BioScience's ability to compete with all of its competitors, Packard BioScience's ability to successfully introduce new products and platforms or to expand the application range for its current products, Packard BioScience's ability to protect its intellectual property, the possibility that Packard BioScience's products may infringe on the intellectual property rights of others, changes in the markets it serves, economic issues such as interest rate and foreign exchange fluctuations and Packard BioScience's ability to attract and retain qualified personnel and other important factors that may affect actual results which are discussed in detail under the caption "Risk Factors" in the Registration Statement. PerkinElmer and Packard BioScience disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.


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PERKINELMER AND PACKARD BIOSCIENCE ANNOUNCE ANTICIPATED SCHEDULE FOR PROPOSED
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PerkinElmer, Inc. reported annual revenues of $1.7 billion in 2000. The high technology Company, based in Boston, Massachusetts, operates in four businesses
- Life Sciences, Optoelectronics, Instruments, and Fluid Sciences. The Company has operations in over 125 countries, and is a component of the S&P 500 Index. Additional information is available at www.perkinelmer.com or at 1-877-PKI-NYSE.

Packard BioScience is a global developer, manufacturer and marketer of instruments and related consumables and services, and services for use in drug discovery and other life sciences research, such as basic human disease research and biotechnology. Packard BioScience is primarily focused on the rapidly growing areas of drug screening, functional genomics and proteomics.

CONTACT:

Investor Contact:   Diane J. Basile, PerkinElmer, Inc. (781) 431-4306

                    Wayne Richardson, Packard BioScience (203) 639-2266



Media Contact:      Kevin J. Lorenc, PerkinElmer, Inc. (781) 431-4111